December 14, 2015

ADVANTAGE FUNDS, INC.
- Dreyfus Global Real Return Fund

Supplement to Summary and Statutory Prospectus
dated February 27, 2015

The following information supersedes and replaces the information contained in "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the statutory prospectus:

The fund's investment adviser is The Dreyfus Corporation (Dreyfus).  Dreyfus has engaged its affiliate, Newton Capital Management Limited (Newton), to serve as the fund's sub-investment adviser.

Suzanne Hutchins and Aron Pataki are the fund's primary portfolio managers, positions they have held since December 2010 and December 2015, respectively.  Ms. Hutchins, the fund's lead portfolio manager, is a global investment manager and a member of the real return team at Newton.  Mr. Pataki is a global investment manager and a member of the real return team at Newton.

The following information supersedes and replaces the fourth paragraph included in "Fund Details – Management" in the statutory prospectus:

Suzanne Hutchins and Aron Pataki are the fund's primary portfolio managers, positions they have held since December 2010 and December 2015, respectively.  Ms. Hutchins, the fund's lead portfolio manager, is a global investment manager and a member of the real return team at Newton.  Ms. Hutchins first joined Newton in 1991, left in 2005 to join Capital International Limited, and rejoined Newton in 2010.  Mr. Pataki is a global investment manager and a member of the real return team at Newton, which he joined in 2006.